Exhibit 99.2

Contact:

Jill Hewitt

Senior Vice President and Investor Relations Officer

OceanFirst Financial Corp.

732.240.4500 ext. 7513

jhewitt@oceanfirst.com

FOR IMMEDIATE RELEASE

OCEANFIRST FINANCIAL CORP.

ANNOUNCES MERGER AGREEMENTS WITH

TWO RIVER BANCORP AND COUNTRY BANK HOLDING COMPANY, INC.

Strengthens Branch Presence in New Jersey and

Adds Scale to Metropolitan New York Lending Initiative

through Partnerships with Franchises with

Strong Commercial Lending and Impressive Profitability

RED BANK, N.J., August 9, 2019 - OceanFirst Financial Corp. (NASDAQ:OCFC) (“OceanFirst”), parent company of OceanFirst Bank N.A. (“OceanFirst Bank”), announced today the concurrent signing of two separate definitive merger agreements. Under one agreement, Two River Bancorp (NASDAQ:TRCB) (“Two River”), parent company of Two River Community Bank, headquartered in Tinton Falls, New Jersey, will merge into OceanFirst. Upon completion of the Two River merger, Two River Community Bank will merge into OceanFirst Bank. Under the other agreement, Country Bank Holding Company, Inc. (OTC PINK:CYHC) (“CYHC”), parent company of Country Bank, headquartered in New York, New York, will merge into OceanFirst. Upon completion of the CYHC merger, Country Bank will merge into OceanFirst Bank.

“We are excited for both Two River and CYHC shareholders to join the OceanFirst family, as both institutions share a similar operating philosophy and this provides us an opportunity to further enhance our presence in New Jersey and build upon our lending initiatives in metropolitan New York,” said Christopher D. Maher, OceanFirst Chairman and Chief Executive Officer. “We believe the addition of these two high-performing franchises will further leverage the significant investments we have made in people, processes and technology and positively impact our earnings potential. We look forward to continuing to provide our customers with extraordinary service and deliver enhanced value to our stockholders.”

Based on June 30, 2019 results and the impact of purchase accounting, the combined company is expected to have pro forma approximately $9.9 billion in assets, $7.5 billion in loans and $7.7 billion in deposits. The proposed acquisition of CYHC would expand OceanFirst’s retail branch footprint into metropolitan New York. The two transactions combined are expected to result in approximately 8% earnings per share accretion in 2021 (the first full year of fully phased-in synergies) and approximately 5% tangible book value per share dilution at closing with a projected earnback period of less than 4 years using the cross-over method.

Founded in 2000, Two River is a full-service community bank operating 14 branch locations and 2 loan production offices in Monmouth, Ocean, Union and Essex Counties. At June 30, 2019, Two River had $1.2 billion in assets, $953.1 million in loans, $972.6 million in deposits and $121.4 million in shareholders’ equity. Under the terms of the Two River merger agreement, upon completion of the merger, shareholders of Two River will be entitled to receive 0.6663 shares of OceanFirst common stock and $5.375 in cash for each outstanding share of Two River common stock. Based on OceanFirst’s closing stock price on August 8 of $23.14, the Two River transaction is valued at approximately $20.79 per Two River common share or approximately $182.8 million in the aggregate.

“I am excited by the prospects of uniting our company with OceanFirst, whose community banking approach and customer focus is highly consistent with the model that has made Two River successful. This combination will provide our customers with enhanced product and service offerings,” said William D. Moss, Chairman, President and Chief Executive Officer of Two River. “In addition to benefits for our customers, our employees and community will benefit from our combined history of making a difference in the communities we serve, which is consistent with one of the founding principles of Two River Community Bank.”

CYHC was founded in 1988 and provides banking services to small businesses and individuals through its network of five Country Bank branches located in the metropolitan New York market. At June 30, 2019, CYHC had $783.4 million in assets, $592.4 million in loans, $649.7 million in deposits and $67.5 million in shareholders’ equity. Under the terms of the CYHC merger agreement, upon completion of the merger, shareholders of CYHC will be entitled to receive 2,000 shares of OceanFirst common stock for each outstanding share of CYHC common stock. Based on OceanFirst’s closing stock price on August 8 of $23.14, the CYHC transaction is valued at approximately $46,280.00 per CYHC common share or approximately $102.2 million in the aggregate. “We are very pleased about partnering with a high-performing company that shares our community banking culture and values. We find the strategic fit of the two organizations compelling, especially for our customers that will benefit from the broader array of products and services, and for our stockholders,” said Joseph M. Murphy, CYHC Chairman and Chief Executive Officer. “We will leverage the new resources and products available to us through OceanFirst Bank and are attracted to the opportunity to operate in our current markets with a significantly larger scale.”

Each of the Two River and CYHC merger agreements have been unanimously approved by the OceanFirst Board of Directors. The Two River Board of Directors has unanimously approved the Two River merger agreement. The Two River merger is expected to close in the first quarter of 2020, subject to Two River receiving the requisite approval of its shareholders, receipt of all required regulatory approvals, and fulfillment of other customary closing conditions. The CYHC Board of Directors has unanimously approved the CYHC merger agreement. The CYHC merger is expected to close in the first quarter of 2020, subject to CYHC receiving the requisite approval of its shareholders, receipt of all required regulatory approvals, and fulfillment of other customary closing conditions. Neither transaction is conditioned on the completion of the other.

Piper Jaffray & Co. served as financial advisor to OceanFirst and Skadden, Arps, Slate, Meagher & Flom LLP served as OceanFirst’s legal counsel. Boenning & Scattergood, Inc. served as financial advisor to Two River and Stevens & Lee served as Two River’s legal counsel. Sandler O’Neill & Partners, L.P. served as financial advisor to CYHC and Luse Gorman, PC served as CYHC’s legal counsel.

Conference Call, Webcast and Investor Presentation

OceanFirst will host a conference call to discuss the proposed transactions on Friday, August 9, 2019 at 1:00 p.m. Eastern Time. Christopher D. Maher, OceanFirst Financial Corp. Chairman and Chief Executive Officer, will host the call. The conference call dial-in number is 1-888-338-7143. For those unable to participate in the conference call, a replay will be available. To access the replay, dial 1-877-344-7529, Replay Conference Number 10134261 from one hour after the end of the call until November 12, 2019. A copy of the slide presentation will also be available on the website by going to Investor Relations and clicking on Presentations.

The conference call will also be available (listen-only) via the Internet by accessing OceanFirst’s Web address: www.oceanfirst.com – Investor Relations. Web users should go to the site at least fifteen minutes prior to the call to register, download and install any necessary audio software.

About OceanFirst Financial Corp.

OceanFirst Financial Corp.’s subsidiary, OceanFirst Bank N.A., founded in 1902, is an $8.0 billion regional bank operating throughout New Jersey, metropolitan Philadelphia and metropolitan New York City. OceanFirst Bank delivers commercial and residential financing solutions, trust and asset management and deposit services and is one of the largest and oldest community-based financial institutions headquartered in New Jersey.

About Two River Bancorp

Two River Bancorp is the holding company for Two River Community Bank, which is headquartered in Tinton Falls, New Jersey. Two River Community Bank operates 14 branches along with two loan production offices throughout Monmouth, Union, Essex, and Ocean Counties, New Jersey.

About Country Bank Holding Company, Inc.

Country Bank Holding Company, Inc. is the parent holding company for Country Bank, a New York State chartered commercial bank founded in 1988. The bank is controlled by the Murphy Family and specializes in small business and commercial real estate lending. In 2015 it opened its flagship branch on 42nd Street and Third Avenue in NYC. The bank has additional branches in Midtown NYC, Riverdale, Woodlawn and Scarsdale. The bank is a FDIC-insured full service commercial bank devoted to building relationships with their customers and the local communities that the branches reside in.

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Cautionary Notes on Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to either the proposed transaction with Two River (the “Two River Transaction”) or the proposed transaction with Country Bank (the “Country Bank Transaction”); the expected timing of the completion of either the Two River Transaction or Country Bank Transaction or both such transactions; the ability to complete either the Two River Transaction or Country Bank Transaction or both such transactions; the ability to obtain any required regulatory, stockholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to either the Two River Transaction or Country Bank Transaction or both such transactions; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Two River nor CYHC assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that OceanFirst, Two River or CYHC anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, Item 1A “Risk Factors” in Two River’s Annual Report on Form 10-K and those disclosed in OceanFirst’s and Two River’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of either the Two River Transaction or Country Bank Transaction or both such transactions and the recently completed acquisition of Capital Bank of New Jersey by OceanFirst (the “Recent Acquisition”) may not materialize in the timeframe expected or at all, or may be more costly to achieve; that either the Two River Transaction or Country Bank Transaction or both such transactions may not be timely completed, if at all; that prior to the completion of either of Two River Transaction or Country Bank Transaction or both such transactions or thereafter, OceanFirst’s, Two River’s and CYHC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to either the Two River Transaction or Country Bank Transaction or both such transactions or the Recent Acquisition; that, with respect to either the Two River Transaction or Country Bank Transaction or both such transactions, required regulatory, stockholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ stockholders, customers, employees and other constituents to the Two River Transaction or Country Bank Transaction or both such transactions and diversion of management time as a result of matters related to either the Two River Transaction or Country Bank Transaction or both such transactions. . As they relate to the Two River Transaction, these risks, as well as other risks associated with both proposed transactions, will be more fully discussed in the prospectus of OceanFirst and proxy statement of Two River. As they relate to the Country Bank Transaction, these risks, as well as other risks associated with both proposed transactions, will be more fully discussed in the prospectus of OceanFirst and proxy statement of the CYHC. These prospectuses, proxy statements and risk factors will be included in the registration statements on each Form S-4 that will be filed with the SEC in connection with each of the proposed transactions. The list of factors presented here, and the list of factors that will be presented in the registration statements on each Form S-4, is not, and should not be considered, a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this communication or in any documents, OceanFirst, Two River and CYHC claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information About the Proposed Transactions

This communication is being made in respect of the proposed transactions involving OceanFirst acquiring Two River and CYHC.

Two River Transaction

In connection with the proposed transaction with Two River, OceanFirst intends to file a registration statement on Form S-4 containing a prospectus of OceanFirst and proxy statement of Two River, and other documents regarding the Two River transaction with the SEC. Before making any voting or investment decision, the investors and shareholders of Two River are urged to carefully read the entire prospectus of OceanFirst and proxy statement of Two River when they become available and any other relevant documents filed by OceanFirst or Two River with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst and Two River and the proposed transaction. When available, copies of the prospectus of OceanFirst and proxy statement of Two River will be mailed to the shareholders of Two River. Two River investors and shareholders are also urged to carefully review and consider each of OceanFirst’s and Two River’s public filings with the SEC, including but not limited to their respective Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. When available, copies of the prospectus of OceanFirst and the proxy statement of Two River also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at https://oceanfirst.com/ under the tab “Investor Relations” and then under the heading “SEC Filings” or from Two River by accessing Two River’s website at https://www.tworiver.bank/ under the tab “Investor Relations” and then under the heading “SEC Filings”.

Country Bank Transaction

In connection with the proposed transaction with CYHC, OceanFirst intends to file a registration statement on Form S-4 containing a prospectus of OceanFirst and proxy statement of CYHC and other documents regarding the Country Bank Transaction with the SEC. Before making any voting or investment decision, the investors and shareholders of CYHC are urged to carefully read the entire prospectus of OceanFirst and proxy statement of CYHC when they become available and any other relevant documents filed by OceanFirst with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst and CYHC and the proposed transaction. When available, copies of the prospectus of OceanFirst and proxy statement of CYHC will be mailed to the shareholders of CYHC. CYHC investors and shareholders are also urged to carefully review and consider OceanFirst’s public filings with the SEC, including but not limited to its Annual Report on Form 10-K, proxy statement, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. When available, copies of the prospectus of OceanFirst and proxy statement of CYHC also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at www.oceanfirstonline.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

OceanFirst, Two River and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Two River’s shareholders in connection with the Two River transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst common stock is set forth in the proxy statement for OceanFirst’s 2019 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 26, 2019. Information about the directors and executive officers of Two River and their ownership of Two River’s common stock is set forth in the proxy statement for Two River’s 2019 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 22, 2019. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of Two River’s shareholders in connection with the Two River transaction may be obtained by reading the proxy statement of Two River and prospectus of OceanFirst regarding the Two River transaction when they become available. Once available, free copies of the proxy statement of Two River and prospectus of OceanFirst may be obtained as described on the previous page.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For more information, please contact:

OceanFirst Financial Corp., 110 West Front Street Red Bank, New Jersey 07701, Attn: Jill Hewitt

Two River Bancorp, 766 Shrewsbury Avenue, Tinton Falls, New Jersey, 07724, Attn: Richard Abrahamian

Country Bank Holding Company, Inc., 655 Third Avenue, New York, New York 10017, Attn: Joseph M. Murphy,

Chairman of the Board and Chief Executive Officer, or Joseph M. Murphy, Jr., President; Tel: (212) 818-9090